                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): March 17, 1997


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
              (Exact name of registrant as specified in its charter)



         United States
          of America               333-03557-01                56-6486468
        ---------------          ------------------           ------------
        (State or other          (Commission File            (IRS employer
        Jurisdiction of               Number)              Identification No.)
        Incorporation


                           NationsBank Auto Owner Trust 1996-A
                                NationsBank Plaza
                                  NC1-002-21-40
                             101 South Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)

  Registrant's telephone number including area code:  (704) 386-5000

Item 5.    Other Events
           ------------
           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits
           -----------------------------------------------------------------
          (c)  Exhibits

          99 Monthly Servicers Certificate for NationsBank, N.A. NationsBank Auto Owner Trust 1996-A

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                                   (Registrant)

Dated:  March 26, 1997             By: /s/ Leslie J. Fitzpatrick
Name:  Leslie J. Fitzpatrick           --------------------------
                                   Title:  Senior Vice President
                                      (Duly Authorized Officer)

                                INDEX TO EXHIBITS


                                                                  Sequentially
Exhibit                                                             Numbered
Number                        Exhibit                                Pages
-------                       --------                          ---------------
  99          Monthly Servicer's Certificate for NationsBank, N.A.    1-4
                      NationsBank Auto Owner Trust 1996-A